UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2005

NovaMed, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26625	36-4116193
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

980 North Michigan Avenue, Suite 1620, Chicago, Illinois	60611
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 664-4100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Section 2 - Financial Information

Item 2.02 Results of Operations and Financial Condition.

On November 2, 2005, NovaMed, Inc. issued a press release announcing its results of operations for the period ended September 30, 2005. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)    Exhibits

Exhibit Number	Title

99.1	Press release of NovaMed, Inc. dated November 2, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVAMED, INC.

Date: November 2, 2005	By:	/s/ Scott T. Macomber

Scott T. Macomber Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release of NovaMed, Inc. dated November 2, 2005